      As filed with the Securities and Exchange Commission on May 20, 2002.

                                                      Registration No. 333-72674
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                       HAWAIIAN ELECTRIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                  Hawaii                                   99-0208097
       (State or other jurisdiction                     (I.R.S. Employer
     of incorporation or organization)                 Identification No.)

           900 Richards Street, Honolulu, Hawaii 96813, (808) 543-5662 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ------------------

                                ROBERT F. MOUGEOT
          Financial Vice President, Treasurer & Chief Financial Officer
                       Hawaiian Electric Industries, Inc.
           900 Richards Street, Honolulu, Hawaii 96813, (808) 543-5641
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------
                                   Copies to:

           DAVID J. REBER, ESQ.                       DAVID P. FALCK, ESQ.
   Goodsill Anderson Quinn & Stifel LLP              Pillsbury Winthrop LLP
            1099 Alakea Street                       One Battery Park Plaza
            Honolulu, HI 96813                         New York, NY 10004
              (808) 547-5600                             (212) 858-1000

                               ------------------

     The registration fee respecting this offering has been paid. The sole purpose of this amendment is to effect the deregistration of 225,000 shares of Common Stock not sold during the offering.

                               ------------------

                            DEREGISTRATION OF SHARES

     Hawaiian Electric Industries, Inc. hereby deregisters 225,000 shares of its Common Stock registered in connection with the underwriters' overallotment option but not sold pursuant to Registration No. 333-72674.

================================================================================

                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of May, 2002.

                                     HAWAIIAN ELECTRIC INDUSTRIES, INC.


                                     By    /s/ Robert F. Mougeot
                                         ---------------------------------------
                                           Robert F. Mougeot
                                           Financial Vice President, Treasurer
                                           and Chief Financial Officer

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